Fees Summary	Jan. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,462,920.00
Previously Paid Amount	0.00
Total Fee Amount	616.33
Total Offset Amount	0.00
Net Fee	$ 616.33